UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2007

Inverted Paradigms Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-27131	88-0381258
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

2203 North Lois Avenue, Suite 929

Tampa, Florida 33607

(813) 600-4081

(813) 872-9597

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

NA

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 30, 2006, we closed an agreement (the “Agreement”) with GAMI, LLC for the sale of all tangible and intangible property relating to our Silent Sword software and $750,000 of restricted common stock for $150,000. The stock is considered restricted securities as defined by Rule 144 promulgated under the Securities Act of 1933, as amended.

Item 3.02	Sales of Unregistered Securities

The information contained in Item 1.01 of this Current Report is incorporated by this reference into this Item 3.02. At the time of their issuance, the securities described in Item 1.01 above will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1 Bill of Sale

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inverted Paradigms Corporation

Dated: October 10, 2007	By:	/s/ Steven Weldon
Steven Weldon
Chief Financial Officer